19 Borrowings	12 Months Ended
Dec. 31, 2020
Borrowings [abstract]
Borrowings
19	Borrowings

	2020 £’000	2019 £’000	2018 £’000
Current
Bank loans	–	–	4
Lease liabilities	93	233	80
Government and research loans	107	179	284
Total	200	412	368
Non-current
Bank loans	–	–	–
Lease liabilities	60	912	170
Government and research loans	–	4,758	714
Total	60	5,670	884

During 2020 £4.8m government and research loans were repaid.

Book values approximate to fair value at 31 December 2020, 2019 and 2018.

Obligations under finance leases are secured by a fixed charge over the fixed assets to which they relate.

Government loans in Spain

In September 2019, Midatech Pharma España SL received €6.6m of funding awarded under the Spanish Government Reindustrialization programme. The Spanish Government required the Company to provide a €2.9 million cash-backed guarantee as security for the loan. The funds were used to support Midatech’s manufacturing scale-up facilities construction. As a result of the Group’s decision on 31 March 2020 to terminate further in-house development of MTD201 and the subsequent closure of its dedicated manufacturing facilities in Bilbao the Group repaid the loans during 2020. As a result of the early termination of the loan interest was charged at market rates up to the date of satisfaction of the loan.

There remains one outstanding government loan which was received by Midatech Pharma España SL for the finance of research, technical innovation and the construction of their laboratory. The loan is a term loan which carries an interest rate below the market rate and is repayable in 2021. The Group made requests to the Spanish Government during 2020 to repay the loan early but were unsuccessful with their request, the loan was repaid in February 2021. During 2020 the Group repaid two government loans.

The loans carried default interest rates in the event of scheduled repayments not being met. On initial recognition, the loans are discounted at a market rate of interest with the credit being classified as a grant within deferred revenue. The deferred grant revenue is released to the consolidated statement of comprehensive income within research and development costs in the period to which the expenditure is recognised.

The deferred revenue element of the government loans is designated within note 18 as deferred revenue and Government grants, the gross contractual repayment of the loans is disclosed in note 22. As a result of the repayment of the loans these were fully amortised during 2020.

Midcap Loan Facility

In December 2017, Midatech Pharma entered into a secured loan agreement with Midcap Financial Trust (MidCap). The total facility was for $15m to be drawn down in three separate tranches. Interest was charged on the outstanding balance of the loan at an annual rate of LIBOR plus 7.5% subject to a LIBOR floor of 1.25%. MidCap was granted 247,881 warrants to purchase shares which was equal to 2% of the amount funded divided by the Exercise Price of £0.42. The Exercise Price was calculated as the average closing price for the 30-day period prior to the date of grant. The loan was secured against the assets of the Group.

The first tranche of $7m was drawn down on 28 December 2017 and is disclosed under bank loans. This loan was repaid on 31 October 2018.